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                                                                    EXHIBIT 10.2

                               THOMAS GROUP, INC.
                   AMENDED AND RESTATED 1988 STOCK OPTION PLAN

                            SCOPE AND PURPOSE OF PLAN

         Thomas Group, Inc., a Delaware corporation (the "Corporation"), has amended and restated its 1988 Stock Option Plan as set forth herein (the "Plan") to provide for the granting of:

         (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined) and

         (b) Nonstatutory Options (hereafter defined) to certain Key Employees and other persons.

         The purpose of the Plan is to provide an incentive for Key Employees, directors, and certain consultants and advisors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.  DEFINITIONS

         1.1 "Acquiring Person" means any Person other than the Corporation, any of the Corporation's Subsidiaries, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

         1.2 "Award" means the grant of any form of Option, under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

         1.3 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

         1.4 "Board of Directors" means the board of directors of the Corporation.

         1.5 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.



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         1.6 "Change in Control" means the event that is deemed to have occurred if:

             (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

             (b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

             (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

             (d) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

             (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale, or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

         1.7 "Class B Stock" means the Corporation's authorized Class B common stock, $.01 par value per share, as described in the Corporation's Amended and Restated Certificate of Incorporation, as amended on August 13, 1993, or any securities which are substituted for the Class B Stock as provided in Section 6.

         1.8 "Code" means the Internal Revenue Code of 1986, as amended.

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         1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

         1.10 "Corporation" means Thomas Group, Inc., a Delaware corporation.

         1.11 "Date of Grant" has the meaning given it in Paragraph 4.3.

         1.12 "Disability" has the meaning given it in Paragraph 7.5.

         1.13 "Disinterested Person" has the meaning given it in Rule 16b-3.

         1.14 "Eligible Individuals" means (a) Key Employees and (b) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries. Notwithstanding the foregoing provisions of this Paragraph 1.14, to ensure that the requirements of the fourth sentence of Paragraph 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or equity securities under any plan of the Corporation or its affiliates (as those terms are used in subsection
(c)(2)(i) of Rule 16b-3). Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other equity securities under any plans of the Corporation or its affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

         1.15 "Employee" means any employee of the Corporation or of any of its Subsidiaries other than those employees who are also directors of the Corporation.

         1.16 "Exchange Act" means the Securities Exchange Act of 1934, or any successor law, as it may be amended from time to time.

         1.17 "Exercise Notice" has the meaning given it in Paragraph 5.5.

         1.18 "Exercise Price" has the meaning given it in Paragraph 5.4.

         1.19 "Fair Market Value" means, for a particular day:

              (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on

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         the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

              (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

              (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.19(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph 1.19(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

              (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.19(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.19(b) or subparagraph 1.19(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

              (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph 1.19(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.19(b) or subparagraph 1.19(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs 1.19(a), (b), or (c).

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For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in subparagraph 6.3(d)(v), Fair Market Value shall have the meaning and shall be determined as provided above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

         1.20 "Holder" means an Eligible Individual to whom an Award has been granted.

         1.21 "Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

         1.22 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

         1.23 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

         1.24 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

         1.25 "Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.31.

         1.26 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty.

         1.27 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

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         1.28 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

         1.29 "Plan" means the Corporation's Amended and Restated 1988 Option Plan, as it may be amended from time to time.

         1.30 "Restructure" means the occurrence of any one or more of the following:

              (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

              (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

              (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

         1.31 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-29131 (April 26, 1991), or any successor rule, as it may be amended from time to time.

         1.32 "Securities Act" means the Securities Act of 1933, or any successor law, as it may be amended from time to time.

         1.33 "Stock" means the Corporation's authorized common stock, par value $.01 per share, as described in the Corporation's Amended and Restated Certificate of Incorporation

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as it shall have been amended on August 13, 1993, or any other securities that are substituted for the Stock as provided in Section 6.

         1.34 "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

         1.35 "Total Shares" has the meaning given it in Paragraph 6.2.

         1.36 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

         2.1 Maximum Amount of Shares. Subject to the provisions of Paragraph
2.6 and Section 6 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 800,000, unless amended by the Board of Directors, and the aggregate number of shares of Class B Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 600,000, unless amended by the Board of Directors.

         2.2 Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock or Class B Stock, as the case may be, subject to issuance upon exercise or settlement of Awards and the number of shares of Stock or Class B Stock, as the case may be, that have been issued upon exercise or settlement of Awards (except as otherwise provided in Paragraph 2.3).

         2.3 Restoration of Unused and Surrendered Shares. If Stock or Class B Stock, as the case may be, subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, or is exchanged for other Awards, the shares of Stock or Class B Stock, as the case may be, that were subject to that Award shall no longer be charged against the number of available shares provided for in Paragraph 2.2 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

         2.4 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock or Class B Stock, as the case may be, (b) Stock or Class B Stock, as the case may be, held in the treasury of the Corporation, or (c) previously issued shares of Stock or Class B Stock, as the case may be,

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reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

         2.5 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock or Class B Stock, as the case may be, available for issuance pursuant to Awards.

         2.6 Reduction in Outstanding Shares of Stock or Class B Stock. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock or Class B Stock, as the case may be, pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock or Class B Stock, as the case may be, shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock or Class B Stock, as the case may be, previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3.  ADMINISTRATION OF THE PLAN

         3.1 Committee. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16(b) of the Exchange Act, but shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee. Except for references in Paragraphs 3.1, 3.2, and
3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals who are not subject to Section 16(b) of the Exchange Act. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person who is a member of the Board of Directors and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be afforded to a person who is not a Disinterested Person. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two persons. Persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Corporation or its affiliates (as those terms are used in

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Rule 16b-3) while they are serving as members of the Committee; shall not have been eligible to receive Awards or such equity securities under any plan of the Corporation or its affiliates within one year before their appointment to the Committee becomes effective; and shall not be eligible to receive Awards or such equity securities under any plan of the Corporation or its affiliates for such period following service on the Committee as may be required by Rule 16b-3 for that person to remain a Disinterested Person, in each case except for Awards or equity securities pursuant to paragraphs (c)(2)(i)(A), (B), (C), or (D) of Rule 16b-3.

         3.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three day's written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

         3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the by-laws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

         3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(c) to determine the number of shares of Stock or Class B Stock that shall be the

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subject of each Award; (d) to determine the terms and provisions of each Award
Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock or Class B Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to
Section 6, the time of exercisability of any Option that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of Stock or Class B Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals who are subject to
Section 16(b) of the Exchange Act; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

         4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

         4.3 Date of Grant. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between

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the grant of the Award and the actual execution of the Award Agreement by the
Corporation and the Holder.

         4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

         4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 425 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

         4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

         All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in
Section 6 and Section 7; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 6.2, 6.3, and 6.4 and any of the terms and provisions of Section 7 (other than Paragraphs 7.10 and 7.11).

         5.1 Number of Shares. Each Award Agreement shall state the total number of shares of Stock or Class B Stock, as the case may be, to which it relates.

         5.2 Vesting. Each Award Agreement shall state the time or periods in which or the conditions upon, satisfaction of which the right to exercise the Option or a portion thereof shall

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vest and the number of shares of Stock or Class B Stock, as the case may be, for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

         5.3 Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

         5.4 Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the par value per share of the Stock.

         5.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock or Class B Stock, as the case may be, with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or Disabled, by the person authorized to exercise the Option pursuant to Paragraphs 7.3 and 7.4, (c) be accompanied by the Exercise Price for all shares of Stock or Class B Stock, as the case may be, for which the Option is exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

         5.6 Incentive Option Exercises. During the Holder's lifetime, only the Holder may exercise an Incentive Option.

         5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock or Class B Stock, as the case may be, owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock or Class B Stock, as the case may be, in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock or Class B Stock, as the case may be, shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock or Class B Stock, as the case may be, in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

         5.8 Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised, and the Corporation shall promptly deliver the exercised shares to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the stock certificates directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker shall then deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

         5.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock or Class B Stock, as the case may be, to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock or Class B Stock, as the case may be (based upon the Fair Market Value at date of withholding), to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock or Class B Stock, as the case may be, instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock or Class B Stock, as the case may be, withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         5.10 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Paragraph 6.2, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

         5.11 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock or Class B Stock, as the case may be, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock or Class B Stock, as the case may be) of the Fair Market Value of a share of Stock or Class B Stock, as the case may be, determined as of the date of the applicable Exercise Notice.

         5.12 Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Paragraph 5.12, the Committee may (a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

         5.13 Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  ADJUSTMENT PROVISIONS

         6.1 Adjustment Awards and Authorized Stock or Class B Stock. The terms of an Award and the number of shares of Stock or Class B Stock, as the case may be, authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

             (a) If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a split of the Stock or Class B Stock, as the case may be, by the issuance of a distribution on Stock or Class B Stock payable in Stock or Class B Stock, as the case may be, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock or Class B Stock, as the case may be, available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock or Class B Stock, as the case may be (or other kind of shares or unit of other securities), subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

             (b) If at any time or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse split of Stock or Class B Stock, as the case may be, or otherwise) the number of shares of Stock or Class B Stock, as the case may be, then outstanding into a lesser number of shares of Stock or Class B Stock, as the case may be,
         (i) the maximum number of shares of Stock or Class B Stock, as the case may be, available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock or Class B Stock, as the case may be (or other kind of shares or securities), that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock or Class B Stock, as the case may be (or other kind of shares or unit of other securities), subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

             (c) Whenever the number of shares of Stock or Class B Stock, as the case may be, subject to outstanding Awards and the price for each share of Stock or Class B Stock, as the case may be, subject to outstanding Awards are required to be adjusted as provided in this Paragraph 6.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock or Class B Stock, as the case may be, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

             (d) Adjustments under subparagraphs 6.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

         6.2 Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control, all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock or Class B Stock, as the case may be, as to which an Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase) the number of shares of stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructure (and at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Paragraph 6.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, nor shall the Holder forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder's employment is terminated for any reason following a Change in Control.

         6.3 Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

             (a) no outstanding Option shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure; and

             (b) at the option of the Committee, the Corporation may (but shall not be required to) take any one or more of the following actions:

                 (i) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Options so as to provide that those Options shall be exercisable before, upon, or after the consummation of the Restructure;

                 (ii) if the Restructure is in the form of a Non-Surviving
             Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                 (iii) redeem in whole or in part any one or more of the
             outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Paragraph 5.9 in an amount equal to the excess of (1) the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock or Class B Stock, as the case may be, subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock or Class B Stock, as the case may be;

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 6.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 6.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the

Corporation and the Committee under this Paragraph 6.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 6.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated to upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock or Class B Stock, as the case may be, then the Holder of the Award shall thereafter be entitled to purchase (in lieu of the number of shares of Stock or Class B Stock, as the case may be, that the Holder would otherwise be entitled to purchase) the number of shares of stock, other securities, cash, or property to which such number of shares of Stock or Class B Stock, as the case may be, would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

         6.4 Notice of Change in Control or Restructure. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 7.  ADDITIONAL PROVISIONS

         7.1      Loss of Eligibility.

         A. If a Holder is an Eligible Individual because the Holder is an Employee and if that capacity is terminated as a result of (i) the Holder's voluntary termination (the employee elects to terminate his employment or retires), (ii) dishonesty or other acts detrimental to the Company or (iii) the employee's breach of his employment agreement, then each Nonstatutory Option held by the Holder as of the date of termination that was granted because of that capacity and that is not exercisable as of the date of termination shall become null and void as of the date of termination; provided, however, that the portion, if any, of each Nonstatutory Option held by the Holder that is exercisable as of the date of termination shall remain exercisable for a period equal to the lesser of (a) the remainder of the term of the Nonstatutory Option or (b) 210 days following the date of the Holder's termination. Any portion of a Nonstatutory Option not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. If a Holder is terminated as described in this Paragraph 7.1.A, each Incentive Option that is exercisable at the time of such termination shall remain exercisable for the lesser of (a) the remainder of the term of the Incentive Option or (b) 90 days. However, if after termination, the Holder commits acts that are detrimental to the interest of the Company as determined by its Stock Option Committee, all Awards held by such Holder shall become null and void after the time such determination is made.

         B. If a Holder is an Eligible Individual because the holder is an Employee and if that employment relationship is terminated by the Company for a reason other than as specified in (ii) or (iii) of subsection A of this Paragraph 7.1, then each Nonstatutory Option held by the Holder as of the date of termination that was granted because of that capacity and that is exercisable as of the date of termination, shall remain exercisable by the Holder for a period equal to the lesser of (a) the remainder of the term of the Nonstatutory Option or (b) 210 days following the date of the Holder's termination. Despite a Holder's termination, each Nonstatutory Option that is scheduled to vest during the period specified in (a) in the preceding sentence, if applicable, or 90 days, whichever is less, shall vest; however, each such Nonstatutory Option shall expire at the time that the Nonstatutory Option expires pursuant to (a) or
(b) in the preceding sentence, as applicable. Any portion of a Nonstatutory Option not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. If a Holder is terminated as described in this Paragraph 7.1.B, each Incentive Option that is exercisable at the time of such termination shall remain exercisable for the lesser of (a) the remainder of the term of the Incentive Option or (b) 210 days.

         7.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then any and all Awards held by the Holder that were granted because of that capacity as of the date of the termination shall become null and void as of the date of the termination. If a Holder is terminated as described in this Section, each Incentive Option that is exercisable at the time of such termination shall remain exercisable for the lesser of (a) the remainder of the term of the Incentive Option or (b) 90 days.

         7.3 Death. Upon the death of a Holder, each Nonstatutory Option held by the Holder that was granted because of such capacity that is exercisable as of the date of the Holder's death, shall remain exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Nonstatutory Option or (b) 210 days following the date of the Holder's death. Despite a Holder's death, each Nonstatutory Option that is scheduled to vest during the period specified in (a) in the preceding sentence, if applicable, or 90 days, whichever is less, shall vest; however, each such Nonstatutory Option shall expire at the time that the Nonstatutory Option expires pursuant to (a) or (b) in the preceding sentence, as applicable. Except as expressly provided in this Paragraph 7.3, no Award held by a Holder shall be exercisable after the death of that Holder. Any portion of Nonstatutory Options not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. If a Holder is terminated as described in this

Paragraph 7.3, each Incentive Option that is exercisable at the time of such termination shall be exercisable for the lesser of (a) the remainder of the term of the Incentive Option or (b) 210 days.

         7.4 Retirement or Voluntary Termination. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Normal Retirement or other voluntary termination, then the portion, if any, of any and all Nonstatutory Options held by the Holder that are not yet exercisable as of the date of that retirement shall become null and void as of the date of such retirement or other voluntary termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that retirement shall remain exercisable for a period of the lesser of (a) the remainder of the term of the Nonstatutory Option or (b) 210 days following the date of retirement or other voluntary termination. Any portion of Nonstatutory Options not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. If a Holder is terminated as described in this Paragraph 7.4, each Incentive Option that is exercisable at the time of such termination shall remain exercisable for the lesser of (a) the remainder of the term of the Incentive Option or (b) 90 days.

         7.5 Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of each Nonstatutory Option held by the Holder that is exercisable as of the date of that termination for Disability shall survive the termination for the lesser of
(a) the original term of the Nonstatutory Option or (b) 210 days following the date of termination, and the Nonstatutory Option shall remain exercisable by the Holder, his guardian, or his legal representative. Despite a Holder's termination by reason of the Holder's disability, each Nonstatutory Option that is scheduled to vest during the period specified in (a) in the preceding sentence, if applicable, or 90 days, whichever is less, or (b), as applicable, shall vest; however, each such Nonstatutory Option shall expire at the time that the Nonstatutory Option expires pursuant to (a) or (b) in the preceding sentence, as applicable. Any portion of a Nonstatutory Option not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment. If a Holder is terminated as described in this Paragraph 7.5, each Incentive Option that is exercisable at the time of such termination shall be exercisable for the lesser of (a) the remainder of the term of the Incentive Option or (b) 210 days.

         7.6 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

         7.7 Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferable other than by will or the laws of descent and distribution.

         7.8 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock or Class B Stock, as the case may be, acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock or Class B Stock, as the case may be, acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock or Class B Stock, as the case may be, who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock or Class B Stock, as the case may be, who is bound by that Award Agreement.

         7.9 Delivery of Certificates of Stock. Subject to Paragraph 7.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock or Class B Stock, as the case may be, as to which an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested. The value of the shares of Stock or Class B Stock, as the case may be, transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock or Class B Stock, as the case may be, received for more than one form of Award under the Plan, separate certificates of Stock or Class B Stock, as the case may be, shall be issued with respect to Incentive Options and Nonstatutory Stock Options separately.

         7.10 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock or Class B Stock, as the case may be, being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

         7.11 Certain Directors and Officers. With respect to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to Section 16(b) of the Exchange Act, and if Rule 16b-3 requires the following conditions at the time of the Award, Awards and all rights under the Plan, contingent or otherwise, shall be exercisable during the Holder's lifetime only by the Holder or the Holder's guardian or legal representative, but not for at least six months after grant, unless death or Disability of the Holder occurs before the expiration of the six-month period. In addition, no such officer or director shall use shares to pay tax withholding obligations within the first six months of the term of the Award. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock or Class B Stock, as the case may be, shall be irrevocable and shall be communicated to the Committee during the period beginning on the third day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (the "Window Period") or by an irrevocable election communicated to the Committee at least six months before the date of exercise of the Award for which such withholding is desired.

         7.12 Securities Act Legend. Certificates for shares of Stock or Class B Stock, as the case may be, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE,

         PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock or Class B Stock, as the case may be, issued pursuant to an effective registration statement under the Securities Act.

         7.13 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 7.13, such as:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "THOMAS GROUP, INC. AMENDED AND RESTATED 1988 STOCK OPTION PLAN" AS ADOPTED BY THOMAS GROUP, INC. (THE "CORPORATION") ON MARCH 16, 1992, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED MARCH 16, 1992, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         7.14 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 6. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or Class B Stock, as the case may be, or units of Stock or Class B Stock, as the case may be, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or Class B Stock, as the case may be, or units of Stock or Class B Stock, as the case may be.

         7.15 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

         7.16 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

         7.17 Adjustments to Awards. Subject to the general limitations set forth in Sections 5 and 6, the Committee may make any adjustment in the exercise price of, the number of shares subject to or the terms of a Nonstatutory Option by cancelling an outstanding Nonstatutory Option and regranting a Nonstatutory Option. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option. The Committee may not, however, impair the rights of any Holder to previously granted Nonstatutory Options without that Holder's consent. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

         7.18 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

         7.19 Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

         7.20 Consideration. No Option shall be exercisable with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value that the par value of the Stock or Class B Stock, as the case may be, subject to such Award.

SECTION 8.  DURATION AND AMENDMENT OF PLAN

         8.1 Duration. No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (a) the date the Plan was originally adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

         8.2 Amendment. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend, or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 6 of the Plan), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including 16b-3) that would permit otherwise.

SECTION 9.  GENERAL

         9.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

         9.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

         9.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

         9.4 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         9.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

         9.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or Class B Stock, as the case may be, to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         9.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock or Class B Stock, as the case may be, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or Class B Stock, as the case may be, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock or Class B Stock, as the case may be, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or Class B Stock, as the case may be, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock or Class B Stock, as the case may be, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         9.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock or Class B Stock, as the case may be, of the Corporation from loss or depreciation.

         9.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock or Class B Stock, as the case may be, under this Plan.

         9.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

         9.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

         9.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

         9.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

         9.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange
Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

         9.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

         9.16 Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

         9.17 Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

         9.18 Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         9.19 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

         9.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

         IN WITNESS WHEREOF, Thomas Group, Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, this the ___ day of _______________, 1993.


                                       THOMAS GROUP, INC.



                                       By:
                                          --------------------------------------
                                          President